Financial instruments	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial instruments	Financial instruments
a.Financial instruments by categories
The Group classifies its financial instruments into the categories below:

Financial assets	Fair value Level	2023	2022

Financial assets at amortized cost
Accounts receivable		138,760	131,659
Cash and cash equivalents		16,050	26,519
Client funds on deposit		17,055	23,639
Project advances		19,586	6,640
Deposit/guarantee on lease agreement		2,012	1,782

Financial assets at fair value through profit or loss
Short term investments	1	204,510	285,855
Accounts receivable	1	3,503	—
Long-term investments - Lavoro	1	20,166	4,184
Long-term investments - Lavoro	2	9,945	6,833
Long-term investments - Patria Growth Capital Fund I Fundo de Investimento em Participações Multiestratégia	3	18,707	14,777
Long-term investments – KMP Growth Fund II	3	8,917	9,463
Derivative financial instruments – The One Real Estate Investment Fund call options	2	310	—
Derivative financial instruments – VBI Call options	3	2,896	6,322

Financial liabilities

Financial liabilities at amortized cost
Commitment subject to possible redemption		187,356	234,145
Gross obligation under put option		92,926	73,428
Client funds payable		17,055	23,639
Lease liabilities		15,836	16,094
Consideration payable on acquisition		35,029	18,157
Carried interest allocation		31,929	12,450
Suppliers		4,808	3,256

Financial liabilities at fair value through profit or loss
Derivative financial instruments – Warrants	1	321	1,011
Derivative financial instruments – forward exchange contracts	2	—	42
Contingent consideration payable on acquisition	3	18,201	21,963
b.Financial instruments measured at fair value
The fair value measurement methodologies are classified according to the following hierarchical levels:
•Level 1: measurement based on quotations of identical financial instruments, traded in an active market, without any adjustments;
•Level 2: valuation techniques based on observable inputs. This category covers financial instruments that are valued using: (i) quotations of similar financial instruments, traded in an active market; (ii) quotations of identical or similar financial instruments, traded in a fairly inactive market; and (iii) other valuation techniques in which all significant inputs are directly or indirectly observable in market input;
•Level 3: valuation techniques based on unobservable inputs. This category covers all financial instruments whose valuation techniques are based on inputs not observable in market inputs when such inputs have a significant impact on the measurement of their fair values. This category includes financial instruments that are valued based on quotations of similar financial instruments that, however, require adjustments and assumptions to ensure that their fair values reflect the differences among them.
Refer to table above for fair value measurement methodologies (“Fair value level”) applied to financial assets and financial liabilities measured at fair value.
Transfers
Transfers into and out of fair value hierarchy levels are analyzed at the end of each consolidated financial statement reporting period. A transfer into Level 3 would be deemed to occur where there is a change in liquidity or other inputs used in the valuation of the financial instrument.
There were no transfers between Levels 1, 2 and 3 for fair value measurements as of and for the year ended December 31, 2023. As of and for the year ended December 31, 2022, the Group had no transfers between Levels 1 and 2 and had the below transfers to and from level 3.
Transfer to Level 3 fair value measurement
As of June 30, 2022, the investment in Patria Growth Capital Fund I Fundo de Investimento em Participações Multiestratégia was transferred from Level 2 to Level 3 after considering the change in valuation methodology from previously using the transaction cost price to applying a discounted cash flow model at the reporting date.
Transfer from Level 3 fair value measurement
As of June 30, 2022, the Warrants were transferred out of Level 3 into Level 1. The fair value of the Warrants issued in connection with the IPO of PLAO was measured at fair value using a Monte Carlo simulation model as of March 31, 2022. From June 30, 2022, the fair value of the Warrants issued have been measured based on the listed market price of such warrants, a Level 1 measurement.
Unobservable inputs
The following analysis illustrates specific valuation techniques, unobservable inputs used to value Level 3 financial instruments and the sensitivity to reasonable changes in the most significant underlying variables used in measurement:

Description		Note	Valuation technique	Unobservable inputs	Range of unobservable inputs	Sensitivity	Financial impact*

Consideration payable on acquisition	Contingent consideration payable on acquisition - Moneda	20 (b)	Discounted cash flow	Discount rate Probability adjusted net revenue and net income	13.9% - 16.8%	50 basis points	US$ nil

Consideration payable on acquisition	Contingent consideration payable on acquisition – VBI	20 (b)	Discounted cash flow	Discount rate Projected AUM	11.7% -13.7% 1% to 26% AUM growth	10% less growth	US$ 0.2 million

Long-term investments	Patria Growth Capital Fund I Fundo de Investimento em Participações Multiestratégia - Startse	12 (b)	Discounted cash flow	Discount rate Expected cash flows	17.1% -18.2%	50 basis points	US$ 0.8 million

Long-term investments	KMP Growth II	12 (b)	Discounted cash flow	Discount rate Expected cash flows	18.0% - 19.2%	100 basis points	US$ 0.9 million

Derivative financial instruments	VBI call option	12 (d)	Monte Carlo simulation	Projected AUM at option exercise date	50% greater/(lower) than projected AUM	34.49% volatility	US$1.4 million/(US$2.9 million)

Consideration payable on acquisition	Contingent consideration payable on acquisition – Kamaroopin	20 (b)	Discounted cash flow	Discount rate Projected fundraising activity	11.5% - 13.7%	100 basis points	US$0.2 million

* Increase (decrease in discount rate) or decrease (increase in discount rate) the discounted fair value
Contingent consideration
The ultimate settlement of contingent consideration could deviate from current estimates based on the actual results of these financial measures. The liability is re-measured each reporting period and the change in fair value of contingent consideration is presented on the accompanying Consolidated Income Statement in other income or expenses as fair value gains/(losses) on contingent consideration. Between acquisition date and December 31, 2023, there has been a decrease in contingent consideration payable due to actual lower net income margins achieved in comparison to performance measurement criteria per the Moneda purchase agreement.
(i)Moneda business combination
The Group is required to make contingent payments, subject to the acquired entities achieving certain revenue and profitability targets. The contingent consideration payment has a maximum earnout of US$ 71 million for the business combination with Moneda. The fair value of the contingent consideration liability recognized upon acquisition was US$ 25.5 million and was estimated by discounting to present value the probability weighted contingent payments expected to be made. A probabilistic scenario approach using the pre-determined net income and net revenue metrics within the purchase agreement was used to estimate expected undiscounted contingent consideration payable and a discount rate range was applied to determine the fair value of contingent consideration up to the measurement period ending December 31, 2023 (payable in 2024). As of December 31, 2023 the financial performance of Moneda, was lower than the earn-out performance criteria and thus the full liability was written off as a fair value adjustment to contingent consideration within other income/(expenses) (note 25).
(ii)VBI business combination
The Group is required to make contingent payments, subject to the acquired entity achieving certain AUM and fundraising targets. The contingent consideration payment (payable in BRL) as of reporting date has an earnout of US$ 11.1 million for the business combination with VBI. The fair value of the contingent consideration liability upon acquisition was US$ 8.4 million and was estimated by projecting future AUM between the 2nd and 5th anniversary from the acquisition closing date, to estimate the undiscounted contingent consideration payable and applying a discount rate range to determine the fair value of contingent consideration to be settled in cash on the later of the 2nd anniversary from the acquisition closing date or ten business days after achieving the fundraising targets. As of December 31, 2023, contingent targets have been met and settlement will take place per the purchase agreement.
(iii)Kamaroopin business combination
The Group is required to make contingent payments, subject to the acquired entity achieving certain fundraising objectives per the terms of the purchase agreement (earn-out range between US$ 4.0 million and US$ 10.1 million). The contingent consideration payment (payable in BRL) had a fair value of US$ 4.7 million and US$ 7.1 million on acquisition date and December 31, 2023 respectively. The fair value was estimated on acquisition date by projecting future fundraising activity within a 30 month period from acquisition date to estimate the undiscounted contingent consideration payable in accordance with a predetermined range of payments that is based on the level of fundraising and applying a discount rate range to determine the fair value of contingent consideration to be settled in the Company’s Class A common shares by March 30, 2027.
Long-term investments
The fair values were calculated based on the underlying investment’s cash flows discounted using an unobservable input discount rate range. The change in fair value of the Level 3 investment is presented on the accompanying Consolidated Income Statement in net financial income or expenses as unrealized gains/(losses) on long-term investments.
Derivative financial instruments
(i)The VBI call option was valued using a Monte Carlo simulation, which is considered to be a Level 3 fair value measurement. The Group estimates volatility based on a group of comparable market participants. The risk-free interest rate is based on the risk-free rate as disclosed by B3 (Brasil, Bolsa, Balcão). The expected life of the VBI Option arrangements are assumed to be equivalent to the remaining contractual term. The derivative was recorded as a financial asset in the Group’s Consolidated Statement of Financial Position. The impact from this transaction is presented in note 12(d) and 28(e).
The following table presents a reconciliation of financial instruments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2023 and 2022.

	Contingent consideration payable (a)	Long term investments at fair value through profit or loss (b)	Derivative warrant liability	Derivative Financial instruments (c)

Fair value of Level 3 financial instruments at December 31, 2021	25,775	—	—	—
Additions	8,355	9,463	4,125	6,104
Transfer to Level 3	—	10,689	—	—
Transfers from Level 3	—	—	(1,471)	—
Cumulative translation adjustment	155	—	—	113
Change in fair value	(12,322)	4,088	(2,654)	105
Fair value of Level 3 financial instruments at December 31, 2022	21,963	24,240	—	6,322

Additions	4,707	—	—	—
Cumulative translation adjustment	953	—	—	505
Change in fair value	(9,422)	3,384	—	(3,931)
Fair value of Level 3 financial instruments at December 31, 2023	18,201	27,624	—	2,896

* Changes in fair value include impact from price risk and/or foreign exchange rate risk
(a)Related to contingent consideration payable to sellers of Moneda, VBI and Kamaroopin (note 20 (b))
(b)Relates to investments in Patria Growth Capital Fund I Fundo de Investimento em Participações Multiestratégia, and KMP Growth Fund II (note 12(b))
(c)Relates to VBI Call option to purchase remaining non-controlling interest and other purchased options (note 12(d))
c.Financial instruments measured at amortized costs
As of December 31, 2023, and December 31, 2022, the book values of the financial instruments measured at amortized cost correspond approximately to their fair values because the majority are short-term financial assets and liabilities or the impact of the time value of money is not material except for transactions related to the gross obligation under put option (note 20(d)) measured at amortized cost which is a non-current and current liability and has future gross redemption amounts as reflected in the liquidity risk under note 30(d)(ii).
d.Risk management
The Group is exposed to the following risks arising from the use of financial instruments:
(i)Credit risk
(ii)Liquidity risk
(iii)Market risk
The Group determines concentrations of risk by assessing the nature, extent, and impact of risks in its investment portfolio. This assessment considers a range of factors that are relevant to its investment strategy and objectives, including geographic concentration, industry concentration, counterparty risk, market risk, and liquidity risk.
To manage concentrations of risk, the Group uses various risk management strategies, including diversification, hedging, and monitoring of counterparty credit risk. The Group also regularly reports on its risk management activities and the effectiveness of its risk management policies and procedures to its audit committee and board of directors.
While the Group uses quantitative measures, such as percentages of its portfolio invested in particular regions or industries, to help determine concentrations of risk, it also uses its judgment and experience in assessing the overall impact of concentrations of risk on its investment portfolio and making informed investment decisions.
i.Credit risk
Credit risk is the possibility of incurring a financial loss if a client or a counterpart in a financial instrument fails to perform its contractual obligations.
The Group has low exposure to credit risk because its customer base is formed by investors in each investment fund. These investors are required to comply with the capital calls in order to repay related investment fund expenses. If capital calls are not complied with, the participation of that investor is diluted among the remaining investors of the investment fund. In addition, management fees could be settled by the sale of the underlying investments kept by the investment funds. The cash and the short-term investments are maintained in large banks with high credit ratings.
Furthermore, accounts receivable balances as of December 31, 2023 and December 31, 2022 are composed mainly of management fees, performance fees of investment funds, advisory fees and reimbursement of expenses to be received from investees of such investment funds. As of December 31, 2023 and 2022 accounts receivable includes renegotiated due dates (see note 8(a)) of management fees within certain investment funds as considering their cash needs, the collection thereof was postponed during 2023 and classified as overdue. These overdue balances are related to the estimated asset realization dates within the investment funds and have no impact on the credit risk profile considering the nature of the Group’s operations as an investment manager and its customer base.
The amounts receivable and project advances as of December 31, 2023, are expected to be received as demonstrated below:

	Overdue					Due in
	Less than 90 days	91 to 180 days	181 to 270 days	271 to 360 days	Over 360 days	01 to 90 days	91 to 180 days	181 to 270 days	271 to 360 days	Over 360 days	Total

Accounts Receivable (note 8) (a)	94,811	4,502	235	822	732	24,180	1,941	140	—	14,900	142,263
Project Advances	—	—	—	—	—	5,729	10,621	1,143	121	1,972	19,586
Total	94,811	4,502	235	822	732	29,909	12,562	1,283	121	16,872	161,849
The amounts receivable and project advances as of December 31, 2022, are as follows:

	Overdue					Due in
	Less than 90 days	91 to 180 days	181 to 270 days	271 to 360 days	Over 360 days	01 to 90 days	91 to 180 days	181 to 270 days	271 to 360 days	over 360 days	Total

Accounts Receivable (a)	426	134	—	104	245	24,886	4,134	2,064	93,412	6,254	108,115
Project Advances	—	—	—	—	—	2,692	55	2,722	224	947	3,935
Total	426	134	—	104	245	27,578	4,189	4,786	93,636	7,201	138,299

(a)Current overdue balances include renegotiated management fees of US$ 8.7 million (2022: US$ 18.1 million) from current year and US$ 64.1 million (2022: US$ 35 million and 2021: US$ 11 million) from prior years related to management fees from PBPE Fund IV. All renegotiated and postponed balances as of December 31, 2023 are expected to be recovered over the next twelve months subject to the timing of the realization of underlying investment fund assets and based on the estimated cash needs of the investment funds over the next twelve months.
ii.Liquidity Risk
Liquidity risk is the possibility that an entity will encounter difficulty in meeting obligations associated with financial liabilities that are settled by delivering cash or another financial assets which might affect the Group's payment ability, taking into consideration the different currencies and settlement terms of its financial assets and financial liabilities.
The Group performs the financial management of its cash and cash equivalents and short term investments, keeping them available for paying its obligations and reducing its exposure to liquidity risk. In addition, the Group has the option for certain financial instruments to be settled either in cash or through its own equity instruments, Class A common shares.
Expected future payments for financial liabilities as of December 31, 2023, are shown below.

	Expected liabilities to be paid in
	01 to 60 days	61 to 120 days	121 to 180 days	181 to 360 days	Over 360 days	Total

Suppliers	4,808	—	—	—	—	4,808
Leases (a)	816	680	691	2,110	15,285	19,582
Carried interest allocation	—	—	—	9,352	22,577	31,929
Consideration payable on acquisition	834	684	1,704	7,155	24,652	35,029
Contingent consideration payable on acquisition (a)	—	—	—	—	20,376	20,376
Commitment subject to possible redemption (a) and (c)	—	—	187,356	—	—	187,356
Gross obligation under put option (a) and (b)		—	—	86,944	14,665	101,609
Derivative financial instruments		—	—	—	—	—
Client funds payable (d)	17,055	—	—	—	—	17,055
Total	23,513	1,364	189,751	105,561	97,555	417,744
Expected future payments for financial liabilities as of December 31, 2022, are shown below

	Expected liabilities to be paid in
	01 to 60 days	61 to 120 days	121 to 180 days	181 to 360 days	Over 360 days	Total

Suppliers	3,256	—	—	—	—	3,256
Investment fund participating shares	—	—	—	—	262	262
Leases (a)	655	548	591	1,884	17,078	20,756
Carried interest allocation	—	—	10,370	2,080	—	12,450
Consideration payable on acquisition	—	958	—	11,792	958	13,708
Contingent consideration payable on acquisition (a)	—	—	—	—	26,475	26,475
Commitment subject to possible redemption (a) and (c)	—	—	240,311	—	—	240,311
Gross obligation under put option (a) and (b)	—	—	—	—	100,306	100,306
Derivative financial instruments	42	—	1,011	—	—	1,053
Client funds payable (d)	17,055	—	—	—	—	17,055
Total	21,008	1,506	252,283	15,756	145,079	435,632

(a)Amounts reflect undiscounted future cash outflows to settle financial liabilities.
(b)Liability to be partly settled with Class A common shares
(c)Settled with proceeds held in SPAC’s trust account
(d)Settled with proceeds held in Client funds on deposit account (note 7)
iii.Market risk
Market risk is defined as the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices, such as interest rate, foreign exchange rate, and security prices. The Group’s policy is to minimize its exposure to market risk.
The marketable securities as of December 31, 2023 and December 31, 2022 consist primarily of mutual fund money markets which reduces the Group’s exposure to market risk and investment funds whose portfolios, dependent on the investment strategy are composed of product lines as discussed under Segment information (note 3). To manage its price risk arising from investment funds, the Group diversifies its portfolio. Diversification of the portfolio is done in accordance with the limits set by the Group. The Group has acquired Warrants as it relates to the SPAC PLAO that are listed. The fair value of the Warrants are subject to changes in market prices. However, the Group has determined that the exposure to market risk from the warrants is not significant and therefore no sensitivity analysis is presented.
Security price risk:
Long-term investments made by the Group represent investments in investment fund products where fair value is derived from the reported Net Asset Values (“NAV”) for each investment fund, which in turn are based upon the value of the underlying assets held within each of the investment fund products and the anticipated redemption horizon of the investment fund product. Investment fund products expose the Group to market risk and therefore this process is subject to limits consistent with the Group’s risk appetite. To manage its price risk arising from investments in securities, the Group diversifies its portfolio. Diversification of the portfolio is done in accordance with the limits set by the Group.
A 10% (2022: 10%) increase in the price of Level 1 and Level 2 long-term investments, with other variables held constant, would have increased the profit before tax by US$ 3.0 million (2022: US$ 1.1 million). A 10% decrease in the price would have had the equal but opposite effect.
Foreign exchange risk:
Foreign exchange risk results from a possible change in foreign exchange rates that would affect the finance income or expenses and the assets or liability balances of contracts indexed to a foreign currency. The Group measures its foreign exchange exposure by subtracting its non-US dollar currencies liabilities from its respective denominated assets, thus obtaining its net foreign exchange exposure and the amount actually affected by exchange fluctuations.
Sensitivity analysis
The sensitivity analysis was based on financial assets and financial liabilities exposed to currency fluctuations against the US dollar, as demonstrated below:

As of December 31, 2023	Balance in each exposure currency						Total Balance USD	Exchange Variation impact considering 10% change in the year end rates.
	BRL(a)	HKD (b)	CLP (c)	COP (d)	GBP (e)	USD

Cash and cash equivalents	7,828	6,491	5,124,224	21,188,621	597	1,558	16,050	1,449
Short term investments	17,204	—	2,308,439	—	—	198,336	204,510	617
Client funds on deposit	—	—	15,027,219	—	—	—	17,055	1,706
Accounts receivable	108,120	38	7,874,868	4,385,717	202	109,599	142,263	3,266
Projects Advance	32,354	—	421,629	1,604,583	—	12,010	19,586	757
Deposit/guarantee on lease agreement	—	240	1,135,217	149,008	180	427	2,012	160
Long-term investments	3,552	—	213,015	—	118	56,609	57,735	112
Client funds payable	—	—	15,027,219	—	—	—	17,055	(1,706)
Suppliers	(6,285)	244	2,001,294	2,626,609	205	2,865	4,808	(195)
Derivative financial instruments - Assets	15,521	—	—	—	—	—	3,206	320
Derivative financial instruments - Liability	—	—	—	—	—	321	321	—
Commitment subject to possible redemption	—	—	—	—	—	187,356	187,356	—
Gross obligation under put option	395,261	—	—	—	—	—	92,926	3,118
Carried interest allocation	11,854	—	—	—	—	29,481	31,929	(245)
Consideration payable on acquisition	38,773	—	—	—	—	1,020	35,029	(3,401)
Contingent consideration payable on acquisition	88,116	—	—	—	—	—	18,201	(1,820)
Net Impact								4,138

(a)BRL - Brazilian Real, (b) HKD - Hong Kong dollar, (c) CLP - Chilean Peso, (d) COP - Colombian Peso, (e) GBP - Pound Sterling